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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - April 25, 2000

                                  ____________

                          LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)
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
           Maryland                                     1-11437                       52-1893632
(State or other jurisdiction of                (Commission File Number)             (IRS Employer
        Incorporation)                                                            Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                          20817
   (Address of principal executive offices)                     (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ____________

                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 5.  Other Events

    The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release (including financial tables) regarding its financial performance for the first quarter of fiscal 2000, dated April 25, 2000, which is included as Exhibit 99 to this Form.

Item 7.  Financial Statements and Exhibits

         Exhibit No.         Description
         -----------         -----------

             99 Lockheed Martin Corporation Press Release (including financial tables) dated April 25, 2000.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LOCKHEED MARTIN CORPORATION



                                        /s/ Marian S. Block
                                        ----------------------------------
                                        Marian S. Block
                                        Vice President, Associate General
                                        Counsel and Assistant Secretary


April 25, 2000


INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99 Lockheed Martin Corporation Press Release (including financial tables) dated April 25, 2000.